UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2026

VAREX IMAGING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-37860 (Commission File Number)	81-3434516 (I.R.S. Employer Identification Number)
1678 S. Pioneer Road, Salt Lake City, Utah (Address of principal executive offices)		84104 (Zip Code)

Registrant’s telephone number, including area code: (801) 972-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 10, 2026, Varex Imaging Corporation, a Delaware corporation (“Varex” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teledyne Technologies Incorporated, a Delaware corporation (“Parent”), and Detect Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger and the other transactions contemplated by the Merger Agreement are referred to below as the “Transactions.”

Prior to the execution of the Merger Agreement, the Company’s Board of Directors (the “Company Board”) unanimously (i) approved the Merger Agreement and determined that the Merger Agreement and the Transactions are advisable and in the best interests of the Company and the Company’s stockholders; (ii) approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Transactions; and (iii) resolved to submit the Merger Agreement for adoption by the Company’s stockholders and to recommend that the Company’s stockholders adopt the Merger Agreement.

At the time the Merger becomes effective (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (“Shares”), issued and outstanding immediately prior to the Effective Time (other than dissenting shares, treasury shares, shares owned by a subsidiary of the Company, and shares owned by Parent or any wholly owned subsidiary of Parent), will be converted automatically into the right to receive $18.90 in cash, without interest (the “Merger Consideration”), subject to applicable tax withholding.

If the Transactions are consummated, the Shares will be delisted from the Nasdaq Global Select Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable after the Effective Time.

Pursuant to the Merger Agreement, effective immediately prior to, and contingent upon, the Effective Time:

(a)	each Company stock option granted under the Company’s equity compensation plans (each, a “Company Option”) that is outstanding as of immediately prior to the Effective Time will accelerate and become fully vested to the extent not already vested, and all such Company Options will be exercisable effective immediately prior to, and contingent upon the Effective Time, and, as of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof or any other party, each Company Option that is then outstanding and unexercised will be cancelled and converted into the right to receive, subject to applicable tax withholding, a cash payment equal to the product of (i) the total number of Shares subject to such Company Option multiplied by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price per Share, provided that each Company Option that has an exercise price per Share that is equal to or greater than the Merger Consideration will be cancelled for no consideration;

(b)	each outstanding Company restricted stock unit and deferred stock unit granted under the Company’s equity compensation plans or otherwise (each, a “Company RSU”), whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash per Share (or, in the case of cash-settled Company RSUs, per share equivalent) subject to such Company RSU equal to the Merger Consideration, subject to applicable tax withholding;

(c)	each outstanding Company performance stock unit granted under the Company’s equity compensation plans which vests in whole or in part based on achievement of certain total shareholder return criteria (each, a “Company TSR PSU”), whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash per Share subject to such Company TSR PSU equal to the Merger Consideration, subject to applicable tax withholding, provided that, (x) if the Effective Time occurs before the last day of the performance period applicable to a Company TSR PSU, then such Company TSR PSU will accelerate and fully vest at the greater of actual performance as of the Effective Time and 100% of target performance and (y) if the Effective Time occurs after the last day of the performance period applicable to a Company TSR PSU, then such Company TSR PSU will accelerate and fully vest based on actual performance as of the last day of the applicable performance period; and

(d)	each outstanding Company performance stock unit granted under the Company’s equity compensation plans which vests in whole or in part based on achievement of certain EBITDA performance criteria (each, a “Company EBITDA PSU” and, collectively with the Company TSR PSUs, each, a “Company PSU”), whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash per Share subject to such Company EBITDA PSU equal to the Merger Consideration, subject to applicable tax withholding, provided, that, (x) if the Effective Time occurs before the last day of the performance period applicable to a Company EBITDA PSU, then such Company EBITDA PSU will accelerate and fully vest (1) based on actual performance with respect to any portion of such Company EBITDA PSU for which performance has been determined prior to the Effective Time and (2) at 100% of target performance with respect to any portion of such Company EBITDA PSU for which performance has not been determined prior to the Effective Time.

Notwithstanding the foregoing, each Company RSU and Company PSU granted after the date of the Merger Agreement that is outstanding as of immediately prior to the Effective Time will accelerate and vest on a pro rata basis (to the extent not already vested) immediately prior to, and contingent upon, the Effective Time (with the Company PSUs measured at target with respect to any portion of such Company PSU for which performance has not been determined) determined by multiplying the number of Shares subject to such Company RSU or Company PSU by a fraction, the numerator of which is equal to the number of days elapsed from the applicable grant date and the denominator of which is equal to the number of days in the applicable vesting period (rounded down to the nearest whole number). The vested pro rata portion of each Company RSU or Company PSU will be cancelled and converted into the right to receive an amount in cash per Share (or, in the case of cash-settled Company RSUs, per share equivalent) subject to such Company RSU or Company PSU to the extent vested in accordance with the foregoing (or otherwise already vested), equal to the Merger Consideration, subject to applicable tax withholding. Any unvested portion of such awards will be forfeited at the Effective Time.

No new offering period under the Company’s 2017 Employee Stock Purchase Plan (the “Company ESPP”) will commence after the offering period that is expected to commence on or around August 31, 2026, no new participants will commence participation in the Company ESPP’s current offering period after the date of the Merger Agreement, and no participant in the Company ESPP will be permitted to increase the percentage amount of his or her payroll deduction election with respect to such current offering period from that in effect as of the date of the Merger Agreement. If the Effective Time occurs on or before the last purchase date in the Company ESPP’s final offering period and there are purchase rights then outstanding, then the Company Board will, prior to the Effective Time, take such actions as are necessary to (i) terminate the final offering period on a date determined by the Company Board that is within ten business days (but no later than three days) prior to the closing date of the Transactions, (ii) cause any purchase rights outstanding under the Company ESPP as of such termination date to be automatically exercised on such termination date and (iii) subject to the consummation of the Merger, terminate the Company ESPP effective immediately prior to the Effective Time, each in accordance with the terms of the Company ESPP.

The Company’s stockholders will be asked to adopt the Merger Agreement at a special meeting of stockholders of the Company (the “Special Meeting”). Pursuant to the Merger Agreement, the Company will prepare and file with the Securities and Exchange Commission (“SEC”) a proxy statement in preliminary form relating to the Special Meeting within 30 calendar days from the signing of the Merger Agreement (unless otherwise agreed to by Parent). The Company will mail or otherwise provide, as permitted by the SEC or applicable law, the definitive proxy statement relating to the Special Meeting to its stockholders as promptly as reasonably practicable after the date the SEC confirms that it does not plan to review, or that it has no further comments on, such proxy statement (such date, the “Clearance Date”) (and, in no event, more than five business days after the Clearance Date unless otherwise consented to by Parent (such consent not to be unreasonably withheld, conditioned or delayed)).

Consummation of the Merger is subject to various closing conditions, including, among others, (1) the approval of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon (the “Company Stockholder Approval”); (2) the receipt of required regulatory approvals and expiration of applicable waiting periods, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under applicable foreign merger control laws and foreign investment laws; and (3) the absence of any order, judgment, injunction, or determination of a governmental entity (a “Restraint”) or applicable law preventing or prohibiting the consummation of the Merger. Each party’s obligation to consummate the Merger is also subject to certain additional conditions, including the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain qualifiers), the other party’s compliance with its covenants and agreements contained in the Merger Agreement in all material respects to the extent such covenants and agreements are required to be performed or complied with by such party prior to or at the closing, and the other party’s delivery of a customary officer’s certificate. In addition, Parent’s obligation to consummate the Merger is subject to the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) having occurred with respect to the Company since the date of the Merger Agreement. The Transactions are expected to close in early 2027, subject to the closing conditions above. The consummation of the Merger is not subject to any financing condition.

The Merger Agreement contains customary representations and warranties made by each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, and also contains customary covenants and agreements, including, among others, agreements by the Company (1) to use and cause the Company’s subsidiaries to use, commercially reasonable efforts to conduct its business in the ordinary course in a manner consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time (such period, the “Interim Period”), (2) not to engage in certain kinds of transactions or other activities during the Interim Period and (3) to convene and hold the Special Meeting for the purpose of obtaining the Company Stockholder Approval, as well as agreements by each of the parties to use their reasonable best efforts to make all necessary registrations and regulatory filings and obtain all required regulatory approvals.

The Company is subject to customary “no shop” restrictions on its ability to solicit, initiate or knowingly encourage or facilitate alternative acquisition proposals. However, at any time prior to receipt of the Company Stockholder Approval, the Company may provide information to and negotiate with third parties who submit an unsolicited bona fide written alternative acquisition proposal that the Company Board (or any authorized committee thereof) determines in good faith, after consultation with outside financial and legal advisors, constitutes (or would reasonably be expected to lead to) a Company Superior Proposal (as defined in the Merger Agreement), provided that such alternative acquisition proposal did not result from a breach of the “no shop” restrictions and subject to certain requirements being met before such action. Further, subject to certain limitations, at any time prior to receipt of the Company Stockholder Approval, the Company Board may withdraw or change its recommendation to the Company’s stockholders to approve the Merger in response to a Company Superior Proposal and the Company may terminate the Merger Agreement in order to enter into a definitive agreement with respect to such Company Superior Proposal, provided that the Company has complied with the requirements set forth in the Merger Agreement, including giving Parent the prior opportunity to present revised terms that would cause such Company Superior Proposal to no longer constitute a Company Superior Proposal and subject to payment by the Company to Parent of a termination fee of $25.3 million if the Merger Agreement is terminated.

Further, subject to certain limitations, at any time prior to receipt of the Company Stockholder Approval, the Company Board may withdraw or change its recommendation to the Company’s stockholders to approve the Merger in response to an Intervening Event (as defined in the Merger Agreement) and Parent may terminate the Merger Agreement in connection with an adverse recommendation change due to the Intervening Event, provided that the Company has complied with the requirements set forth in the Merger Agreement, including the Company Board (or any authorized committee thereof) determining in good faith, after consultation with outside financial and legal advisors, the failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable law and payment by the Company to Parent of a termination fee of $25.3 million if the Merger Agreement is terminated. Such termination fee may also be payable by the Company to Parent in connection with other terminations of the Merger Agreement pursuant to the terms thereof.

In addition, and subject to certain limitations, either party may terminate the Merger Agreement if (1) the Merger is not consummated on or before May 10, 2027 (the “Outside Date”), which date may be extended at the election of either Parent or the Company until August 10, 2027, under certain circumstances as specified in the Merger Agreement; (2) any final and non-appealable Restraint is in effect preventing or prohibiting the consummation of the Merger; or (3) the Company Stockholder Approval has not been obtained after conclusion of the Special Meeting (including any adjournments and postponements thereof).

Parent expects to utilize borrowings under its existing credit facility to finance the Transactions. However, the availability of funds under such credit facility or other financing to Parent or any of its affiliates is not a condition to the consummation of the Merger or the other Transactions.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement and the foregoing description of its terms have been included in this filing to provide investors with information regarding its terms. Factual disclosures about the Company contained in the public filings the Company makes with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. The representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the definitive proxy statement that the Company will file in connection with the Special Meeting.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As approved by the Compensation Committee of the Company Board in accordance with the Merger Agreement, and in connection with the treatment of Company Options, Company RSUs and Company PSUs described above in Item 1.01, each then-outstanding and unvested Company Option, Company RSU and Company PSU held by Sunny S. Sanyal, Shubham Maheshwari, Andrew J. Hartmann and Mark S. Jonaitis (collectively, the “Named Executives”) will accelerate and become fully vested at the Effective Time. As of the date of the Merger Agreement, the Named Executives hold the following numbers of outstanding and unvested Company Options with an exercise price that is less than the Merger Consideration, Company RSUs and Company PSUs: Mr. Sanyal, 0, 330,427, and 551,785, respectively; Mr. Maheshwari, 160,944, 107,484, and 182,305, respectively; Mr. Hartmann, 0, 54,868, and 91,967, respectively; and Mr. Jonaitis, 0, 54,868, and 91,967, respectively. Based on the Merger Consideration and the terms of the Merger Agreement, the aggregate cash payout value in the Transactions for such outstanding and unvested Company Options, Company RSUs and Company PSUs of Messrs. Sanyal, Maheshwari, Hartmann and Jonaitis is $8,701,676, $2,766,474, $1,447,905 and $1,447,905, respectively.

Item 7.01	Regulation FD Disclosure.

On August 10, 2026, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 10, 2026, by and among Varex Imaging Corporation, Teledyne Technologies Incorporated and Detect Merger Sub, Inc.*
99.1	Press release, dated August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K (this “Form 8-K”) that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “could,” “expect,” “may,” “should,” “intend,” “seek,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “future” or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction, including obtaining approval of the Company’s stockholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or customers, or potential diminished productivity due to the impact of the proposed transaction on the Company’s current and prospective employees, key management, customers and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the risk that certain restrictions during the pendency of the proposed transaction may affect the Company’s ability to pursue certain business opportunities or strategic transactions; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which the Company and Parent operate; and (xii) the other risks and uncertainties discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and in other documents that the Company subsequently files from time to time with the SEC. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this Form 8-K. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this Form 8-K.

Additional Information and Where to Find It

This Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between the Company and Parent. The Company expects to announce a special meeting of stockholders as soon as practicable to obtain stockholder approval of the transaction. In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed or furnished by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.vareximaging.com or by sending a written request to the Company’s investor relations department at Varex Imaging Corporation, Attention: Investor Relations, 1678 South Pioneer Road, Salt Lake City, Utah 84104. This Form 8-K is not a substitute for the definitive proxy statement or any other document that may be filed or furnished by the Company with the SEC.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement filed with the SEC on December 29, 2025, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One – Election of Directors,” “Executive Compensation,” “Compensation of Directors” and “Stock Ownership.” To the extent the security holdings of the Company’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of the Company’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: August 10, 2026	By:	/s/ Matthew A. Martinez
		Name:	Matthew A. Martinez
		Title:	Chief Legal Officer and Corporate Secretary

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